Exhibit (a)(1)(vi)

MF GLOBAL SHARE OPTION EXCHANGE Page 1of 1

Welcome to the MF Global Share Option Exchange Program Website

Click on the links below to view details of the MF Global Share Option Exchange Program: The MF Global Share Option Exchange Program expires at 4:59 PM ET on November 10, 2009.

• Offer to Exchange Documentation If you have questions, contact the MF Global Share Option Exchange Center,

• Summary of the Share Option Exchange Program

• Supplemental FAQ Monday through Friday between the hours of 8:00am to 8:00pm ET at:

• Restricted Share Unit Award Agreement 866-282-4939 (From within the U.S.) 201-680-6869 (From outside the U.S.)

• 2007 Amended and Restated Long Term Incentive Plan Document

• Important Note on Data Protection

If your are a MF Global share option holder to participate, please click the Continue button on long in.

Continue

These documents are in Adobe Portable Document Format (PDF). You will need Adobe Acrobat Reader software to read the files. If you do not have Acrobat, please click on the icon to download the software or contact your local IT support.

© 2009 MF Global All Rights Reserved.

MF GLOBAL SHARE OPTION EXCHANGE Page 1 of 1

Welcome to the MF Global Share Option Exchange Program Website

Enter your 9-digit Personal Identification Number (PIN) that you received via e-mail on October 7, 2009. Please do not enter spaces.

If you do not have your PIN, please contact the MF Global Share Option Exchange Service Center at the numbers right. The MF Global Share Option Exchange Program expires at 4:59 PM ET on November 10, 2009.

If you have questions, contact the MF Global Share Option Exchange Center.

Monday through Friday between the hours of 8:00am to 8:00pm ET at:

866-282-4939 (From within the U.S.) 201-680-6869 (From outside the U.S.)

Click on the links below to view details of the MF Global Share Option Exchange Program:

•	Offer to Exchange Documentation
•	Summer of the Share Option Exchange Program
•	Supplemental FAQs
•	Restricted Share Unit Award Agreement
•	2007 Amended and Restated Long Term Incentive Plan Document
•	Important Note on Data Protection

These documents are in Adobe Portable Document Format (PDF). You will need Adobe Acrobat Reader software to read the files. If you do not have Acrobat, please click on the icon to download the software or contact your local IT support.

© 2009 MF Global All Rights Reserved.

MF GLOBAL SHARE OPTION EXCHANGE Page 1of 1

Welcome to the MF Global Share Option Exchange Program Website

ELECTION FORM

Current Date 5-Oct-2009

Name and Address First Last Add1 Add2 Add3 City State Zip Employee Number 9995 The MF Global Share Option Exchange Program expires at 4:59 PM ET on November 10, 2009.

If you have questions, contact the MF Global Share Option Exchange Center,

Monday through Friday between the hours of 8:00am to 8:00pm ET at:

866-282-4939 (From within the U.S.) 201-680-6869 (From outside the U.S.)

Hello First, below are your current outstanding eligible Share Option Grants and corresponding number of Restricted Share Units “RSU” you will receive if you choose to exchange your eligible Share Option Grant.

Please make your exchange selection by clicking the “Exchange” or “Do Not Exchange” button for the Eligible Grant and then click Submit.

Please be aware that the table displays only eligible Share Options and may not reflect all your MF Global equity awards. To view all equity awards click “UBS LINK”

Share Option Grant # Grant Date Eligible Share Options Outstanding Exercise Price Restricted Share Unit Grant If Share Options Outstanding Exchanged Make ONE Election for your Eligible Grant

99995 7/18/2007 3,333 $30.0000 287☐ Exchange

☐ Do Not Exchange

☐ You acknowledge that: (1) you have received, read, and understood the terms and conditions of the Share Option Exchange Program as described in the Offer to Exchange document and are voluntarily participating in the Share Option Program; (2) the Share Option Exchange Program is a discretionary program established by MF Global and may be suspended, modified or terminated by MF Global at any time, as provided in the Offer to Exchange; (3) the RSUs to be granted under the program are discretionary in nature and such grant does not create any contractual or other right to receive future equity or cash compensation, payments or benefits or guarantee or promise of continued employment with MF Global; and (4) administration of the Share Option Exchange Program may involve the processing and transfer by MF Global, its subsidiaries, BNY Mellon and UBS (or other service providers retained by MF Global) of your personal data outside the country in which you work or are employed (including to the United States).

By clicking on the “Submit” button below you hereby agree (1) to be bound by the terms and conditions of the Share Option Exchange Program as described in the offer to Exchange document and (and any amendment thereto) (2) to the processing and transfer of your personal data outside the country in which you work or are employed (including to the United States) as reasonably necessary for the administration of the Offer to Exchange and your participation in it.

Click on the links below to view details of the MF Global Share Option Exchange Program:

•	Offer to Exchange Documentation
•	Summary of the Share Option Exchange Program
•	Supplemental FAQs
•	Restricted Share Unit Award Agreement
•	2007 Amended and Restated Long Term Incentive Plan Document
•	Important Note on Data Protection

These documents are in Adobe Portable Document Format (PDF). You will need Adobe Acrobat Reader software to read the files. If you do not have Acrobat, please click on the icon to download the software or contact your local IT support.

© 2009 MF Global All Rights Reserved.

MF GLOBAL SHARE OPTION EXCHANGE Page 1of 1

Welcome to the MF Global Share Option Exchange Program Website

ELECTION FORM

Current Date

5-Oct-2009

Name and Address

First Last

Add1

Add2

Add 3

City State Zip Employee number

9995 The MF Global Share Option Exchange Program expires at 4:59 PM ET on November 10, 2009.

If you have questions, contact the MF Global Share Option Exchange Center,

Monday through Friday between the hours of 8:00am to 8:00pm ET at:

866-282-4939 (From within the U.S.) 201-680-6869 (From outside the U.S.)

Hello First, below are your current outstanding eligible Share Option Grants and corresponding number of Restricted Share Units “RSU” you will receive if you choose to exchange your eligible Share Option Grant.

Please make your exchange selection by clicking the “Exchange” or “Do not Exchange” button for the Eligible Grant and then click Submit.

Please be aware that the table displays only eligible Share Options and may not reflect all your MF Global equity awards. To view all equity awards click “UBS LINK”

Windows Internet Explorer

Share Option Grant # Grant Date Eligible Share Options Outstanding Exercise Price Restricted Share Unit Grant if Share Options Outstanding Exchanged Make ONE Election for your Eligible Grant

99995 7/18/2007 3,333 $30.0000 287☐ Exchange

☐ Do Not Exchange

☐ You acknowledge that: (1) you have received, read, and understood the terms and conditions of the Share Option Exchange Program as described in the Offer to Exchange document and are voluntarily participating in the Share Option Program, (2) the Share Option Exchange Program is a discretionary program established by MF Global and may be suspended, modified or terminated by MF Global at any time, as provided in the Offer to Exchange; (3) the RSUs to be granted under the program are discretionary in nature and such grant does not create any contractual or other right to receive future equity or cash compensation, payments or benefits or guarantee or promise of continued employment with MF Global; and (4) administration of the Share Option Exchange Program may involve the processing and transfer by MF Global, its subsidiaries, BNY Mellon and UBS (or other service providers retained by MF Global) of your personal data outside the country in which you work or are employed (including to the United States).

By clicking on the “Submit” button below you hereby agree (1) to be bound by the terms and conditions of the Share Option Exchange Program as described in the offer to Exchange document and (and any amendment thereto) (2) to the processing and transfer of your personal data outside the country in which you work or are employed (including to the United States) as reasonably necessary for the administration of the Offer to Exchange and your participation in it.

MF GLOBAL SHARE OPTION EXCHANGE Page 1of 1

Welcome to the MF Global Share Option Exchange Program Website

ELECTION FORM

Current Date

5-Oct-2009 Employee Number

9995 The MF Global Share Option Exchange Program expires at 4:59 PM ET on November 10, 2009.

If you have questions, contact the MF Global Share Option Exchange Center.

Monday through Friday between the hours of 8:00am to 8:00pm ET at:

866-282-4939 (From within the U.S.) 201-680-6869 (From outside the U.S.)

Name and Address

First Last

Add 1

Add 2

Add 3

City State Zip

Hello First, below are your current outstanding eligible Share Option Grants and corresponding number of Restricted Share Units “RSU” you will receive if you choose to exchange your eligible Share Option Grant.

Please make your exchange selection by clicking the “Exchange” or “Do Not Exchange” button for the Eligible Grant and then click Submit.

Please be aware that the table displays only eligible Share Options and may not reflect all your MF Global equity awards. To view all equity awards click “UBS LINK”

Share Option Grant # Grant Date Eligible Share Options Outstanding Exercise Price Restricted Share Unit Grant if Share Options Outstanding Exchanged Make ONE Election for your Eligible Grant

99995 7/18/2007 3,333 $30.0000 287☑ Exchange

☐ Do Not Exchange

To participate in the Exchange Offer, you must agree to terms and conditions of the Exchange Offer.

☑ You acknowledge that: (1) you have received, read, and understood the terms and conditions of the Share Option Exchange Program as described in the Offer to Exchange document and are voluntarily participating in the Share Option Program. (2) the Share Option Exchange Program is a discretionary program established by MF Global and may be suspended, modified or terminated by MF Global at any time, as provided in the Offer to Exchange; (3) the RSUs to be granted under the program are discretionary in nature and such grant does not create any contractual or other right to receive future equity or cash compensation, payments or benefits or guarantee or promise of continued employment with MF Global; and (4) administration of the Share Option Exchange Program may involve the processing and transfer by MF Global, its subsidiaries, BNY Mellon and UBS (or other service providers retained by MF Global) of your personal data outside the country in which you work or are employed (including to the United States).

By clicking on the “Submit” button below you hereby agree (1) to be bound by the terms and conditions of the Share Option Exchange Program as described in the Offer to Exchange document and (and any amendment thereto) (2) to the processing and transfer of your personal data outside the country in which you work or are employed (including to the United States) as reasonably necessary for the administration of the Offer to Exchange and your participation in it.

MF GLOBAL SHARE OPTION EXCHANGE Page 1of 1

Welcome to the MF Global Share Option Exchange Program Website

ELECTION FORM

Current Date

5-Oct-2009 Employee Number

9995 The MF Global Share Option Exchange Program expires at 4:59 PM ET on November 10, 2009.

If you have questions, contact the MF Global Share Option Exchange Center.

Monday through Friday between the hours of 8:00am to 8:00pm ET at:

866-282-4939 (From within the U.S.) 201-680-6869 (From outside the U.S.)

Name and Address

First Last

Add 1

Add 2

Add 3

City State Zip

Hello First, below are your current outstanding eligible Share Option Grants and corresponding number of Restricted Share Units “RSU” you will receive if you choose to exchange your eligible Share Option Grant.

Please make your exchange selection by clicking the “Exchange” or “Do Not Exchange” button for the Eligible Grant and then click Submit.

Please be aware that the table displays only eligible Share Options and may not reflect all your MF Global equity awards. To view all equity awards click “UBS LINK”

Share Option Grant # Grant Date Eligible Share Options Outstanding Exercise Price Restricted Share Unit Grant if Share Options Outstanding Exchanged Make ONE Election for your Eligible Grant

99995 7/18/2007 3,333 $30,0000 287☑ Exchange

☑ Do Not Exchange

☐ You acknowledge that: (1) you have received, read, and understood the terms and conditions of the Share Option Exchange Program as described in the Offer to Exchange document and are voluntarily participating in the Share Option Program. (2) the Share Option Exchange Program is a discretionary program established by MF Global and may be suspended, modified or terminated by MF Global at any time, as provided in the Offer to Exchange; (3) the RSUs to be granted under the program are discretionary in nature and such grant does not create any contractual or other right to receive future equity or cash compensation, payments or benefits or guarantee or promise of continued employment with MF Global: and (4) administration of the Share Option Exchange Program may involve the processing and transfer by MF Global, its subsidiaries, BNY Mellon and UBS (or other service providers retained by MF Global) of your personal data outside the country in which you work or are employed (including to the United States).

By clicking on the “Submit” button below you hereby agree (1) to be bound by the terms and conditions of the Share Option Exchange Program as described in the offer to Exchange document and (and any amendment thereto) (2) to the processing and transfer of your personal data outside the country in which you work or are employed (including to the United States) as reasonably necessary for the administration of the Offer to Exchange and your participation in it.

Click on the link below to view details of the MF Global Share Option Exchange Program:

• Offer to Exchange Documentation

• Summary of the Share Option Exchange Program

• Supplemental FAQs

• Restricted Share Unit Award Agreement

• 2007 Amended and Restated Long Term incentive Plan Document

• Important Note on the Data Protection

These documents are in Adobe Portable Document Format (PDF). You will need Adobe Acrobat Reader software to read the files. If you do not have Acrobat, please click on the icon to download the software or contact your local IT support.

© 2009 MF Global All Rights Reserved.

MF GLOBAL SHARE OPTION EXCHANGE Page 1 of 1

Welcome to the MF Global Share Option Exchange Program Website

ELECTION CONFIRMATION

Current Date

5-Oct-2009

Name and Address

First Last

Add1

Add2

Add3

City State Zip Employee number

9995

Confirmation Number

555555555100509115100

The MF Global Share Option Exchange Program expires at 4:59 PM ET on November 10, 2009.

If you have questions, contact the MF Global Share Option Exchange Center

Monday through Friday between the hours of 8:00am to 8:00pm ET at:

866-282-4939 (From within the U.S.) 201-680-6869 (From outside the U.S.)

You have elected to exchange the following eligible share options in connection with MF Global’s Share Option Exchange Program. The following table displays details of your eligible share options that you elected to exchange and the number of restricted share units you will receive.

Share Option Grant # Grant Date Eligible Share Options Outstanding Exercise Price Restricted Share Unit Grant if Share Options Outstanding Exchanged Make ONE Election for your Eligible Grant

99995 7/18/2007 3,333 $30.0000 287 Exchange

Please print this page for your records. Please note, you may re-enter the site to view and/or change your election until 4:59 p.m. ET on November 10, 2009.

As a reminder, any eligible share options that you have not elected to exchange will remain outstanding on the same terms and conditions and pursuant to the award agreement under which they were originally granted.

Disclaimer: All information contained in this Election Confirmation is as of 10/5/2009 at 11:51:00 AM.

Please note that you may withdraw your election at any time prior to 4:59 p.m. ET on November 10, 2009. If MF Global extends the expiration time beyond that time, you may withdraw your previous election at any time until the extended expiration time. To withdraw your election, you must complete and submit a new election form specifying that you do not want to exchange your eligible share options by 4:59 p.m. ET on November 10, 2009, unless we extend the expiration time. If you previously elected to participate in the Share Option Exchange Program but subsequently elected not to participate, you may again participate by completing and submitting a new election form specifying that you do want to exchange your eligible share options before 4:59 p.m. ET on November 10, 2009, unless we extend the expiration.

Click on the links below to view details of the MF Global Share Option Exchange Program:

•	Offer to Exchange Documentation
•	Summary of the Share Option Exchange Program
•	Supplemental FAQs
•	Restricted Share Unit Award Agreement
•	2007 Amended and Restated Long Term Incentive Plan Document
•	Important Note on Data Protection

These documents are in Adobe Portable Document Format (PDF). You will need Adobe Acrobat Reader software to read the files. If you do not have Acrobat, please click on the icon to download the software or contact your local IT support.

© 2009 MF Global All Rights Reserved.

MF GLOBAL SHARE OPTION EXCHANGE Page 1of 1

Welcome to the MF Global Share Option Exchange Program Website

You have logged out of the MF Global Share Option Exchange Program web site.

Please be advised that you cannot update your election(s) after the Share Option Exchange Program expires at 04:59 PM ET on November 10, 2009, However, you may return to this web site at any time before the Exchange Program expiration date/time to update your election(s). The MF Global Share Option Exchange Program expires at 4:59 PM ET on November 10, 2009.

If you have questions, contact the MF Global Share Option Exchange Center.

Monday through Friday between the hours of 8:00am to 8:00pm ET at:

866-282-4939 (From within the U.S.) 201-680-6869 (From outside the U.S.)

These documents are in Adobe Portable Document Format (PDF). You will need Adobe Acrobat Reader software to read the files. If you do not have Acrobat, please click on the icon to download the software or contact your local IT support.

© 2009 MF Global All Rights Reserved.

MF GLOBAL SHARE OPTION EXCHANGE Page 1 of 1

Welcome to the MF Global Share Option Exchange Program Website

ELECTION SUMMARY

Current Date 5-Oct-2009

Name and Address First Last Add1 Add2 Add3 City State Zip Employee Number 9995

Confirmation Number 555555555100509115100 The MF Global Share Option Exchange Program expires at 4:59 PM ET on November 10, 2009.

If you have questions, contact the MF Global Share Option Exchange Center,

Monday through Friday between the hours of 8:00am to 8:00pm ET at:

866-282-4939 (From within the U.S.) 201-680-6869 (From outside the U.S.)

Welcome back First, the election reflected below was submitted on 10/5/2009 at 11:51:00 AM. Click the “Exchange” or “Do not Exchange” button for each eligible grant you intend to update, and then click Submit. If you would like to keep your elections below click on the “Log Out” button.

Share Option Grant # Grant Date Eligible Share Options Outstanding Exercise Price Restricted Share Unit Grant if Share Options Outstanding Exchanged Make ONE Election for your Eligible Grant

99995 7/18/2007 3,333 $30,0000 287☐ Exchange

☑ Do Not Exchange

Submit Logout

Click on the links below to view details of the MF Global Share Option Exchange Program:

•	Offer to Exchange Documentation
•	Summary of the Share Option Exchange Program
•	Supplemental FAQs
•	Restricted Share Unit Award Agreement
•	2007 Amended and Restated Long Term Incentive Plan Document
•	Important Note on Data Protection

These documents are in Adobe Portable Document Format (PDF). You will need Adobe Acrobat Reader software to read the files. If you do not have Acrobat, please click on the icon to download the software or contact your local IT support.

© 2009 MF Global All Rights Reserved.

MF GLOBAL SHARE OPTION EXCHANGE Page 1 of 1

MF Global

Welcome to the MF Global Share Option Exchange Program Website

The MF Global Share Option Exchange Program expires at 4:59 PM ET on November 10, 2009.

If you have questions, contact the **MF Global Share Option Exchange Center**.

Monday through Friday between the hours of 8:00am to 8:00pm ET at:

866-282-4939 (From within the U.S.)
201-680-6869 (From outside the U.S.)

ELECTION CONFIRMATION

Current Date
5-Oct-2009

Employee Number
9995

Name and Address
First Last
Add1
Add2
Add3
City State Zip

Confirmation Number
55555555100509122211

You have elected to exchange the following eligible share options in connection with MF Global's Share Option Exchange Program. The following table displays details of your eligible share options that you elected to exchange and the number of restricted share units you will receive.

Share Option Grant #	Grant Date	Eligible Share Options Outstanding	Exercise Price	Restricted Share Unit Grant if Share Options Outstanding Exchanged	Make ONE Election for your Eligible Grant
99995	7/18/2007	3,333	$30.0000	287	Do Not Exchange

Please print this page for your records. Please note, you may re-enter the site to view and/or change your election until 4:59 p.m. ET on November 10, 2009.

As a reminder, any eligible share options that you have not elected to exchange will remain outstanding on the same terms and conditions and pursuant to the award agreement under which they were originally granted.

Disclaimer: All information contained in this Election Confirmation is as of 10/5/2009 at 12:22:11 PM.

Please note that you may withdraw your election at any time prior to 4:59 p.m. ET on November 10, 2009. If MF Global extends the expiration time beyond that time, you may withdraw your previous election at any time until the extended expiration time. To withdraw your election, you must complete and submit a new election form specifying that you do not want to exchange your eligible share options by 4:59 p.m. ET on November 10, 2009, unless we extend the expiration time. If you previously elected to participate in the Share Option Exchange Program but subsequently elected not to participate, you may again participate by completing and submitting a new election form specifying that you do want to exchange your eligible share options before 4:59 p.m. ET on November 10, 2009, unless we extend the expiration.

Log Out

Click on the links below to view details of the MF Global Share Option Exchange Program::

- Offer to Exchange Documentation
- Summary of the Share Option Exchange Program
- Supplemental FAQs
- Restricted Share Unit Award Agreement
- 2007 Amended and Restated Long Term Incentive Plan Document
- Important Note on Data Protection

Get ADOBE® READER®

These documents are in Adobe Portable Document Format (PDF).
You will need Adobe Acrobat Reader software to read the files.
If you do not have Acrobat, please click on the icon to download the software or contact your local IT support.

© 2009 MF Global All Rights Reserved.